OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 31, 2023

The Board of Trustees of the Fund approved the appointment of Wellington Management Company LLP (“Wellington”) as a sub-advisor to the Fund. It is currently anticipated that Wellington will replace Cardinal Capital Management, L.L.C. as a sub-advisor to this Fund in early-to-mid-June 2024.

On or about early-to-mid-June 2024, in connection with the appointment of Wellington as a sub-advisor to the Fund, the following will replace the information in the sections of the Fund’s prospectus entitled "Fund summaries: Optimum Small-Mid Cap Value Fund – What are the Fund's principal investment strategies?" and "Fund summaries: Optimum Small-Mid Cap Value Fund – Who manages the Fund? – Sub-advisors”:

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Value Index. As of June 30, 2023, the Russell 2000® Value Index had a market capitalization range between $43.64 million and $7.31 billion, and the Russell Midcap® Value Index had a market capitalization range between $521.37 million and $51.23 billion. The market capitalization ranges for these indices will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets the respective definition above after purchase continue to be considered either small- or mid-capitalization companies, as applicable, for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected LSV Asset Management (LSV) and Wellington Management Company LLP (Wellington) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund’s assets, LSV uses a quantitative investment model to make investment decisions for its sleeve of the Fund. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

In managing its portion of the Fund’s assets, Wellington seeks to provide long-term returns above the Russell 2500 Value Index over a market cycle. The approach seeks to add value through bottom-up, fundamentally-driven security selection and employs a contrarian style of stock selection, favoring securities that appear to be misunderstood or undervalued in the marketplace. Portfolio holdings will represent the top investment ideas from Wellington’s SMID Opportunistic Value investment approach.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

Who Manages the Fund? - Sub-advisors

LSV Asset Management

Portfolio manager	Title with LSV	Start date on the Fund
Josef Lakonishok	Founding Partner, Portfolio Manager, CEO, CIO	January 2016
Menno Vermeulen, CFA	Partner, Portfolio Manager	January 2016
Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2016
Greg Sleight	Partner, Portfolio Manager	January 2016
Guy Lakonishok, CFA	Partner, Portfolio Manager	January 2016

Wellington Management Company LLP

Portfolio manager	Title with Wellington	Start date on the Fund
Gregory J. Garabedian	Partner, Equity Portfolio Manager	June 2024

In addition, on or about early-to-mid-June 2024, the following will replace the information in the section of the Fund’s prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Small-Mid Cap Value Fund ":

Optimum Small-Mid Cap Value Fund

LSV Asset Management (LSV) is an investment advisor located at 155 North Wacker Drive, Suite 4600 in Chicago, IL. LSV was founded in 1994 and provides domestic, international and global value equity investment management to institutional investors. As of March 31, 2023, LSV had approximately $92 billion in assets under management. LSV has held its Fund responsibilities since January 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of LSV’s share of the Fund's assets. LSV’s portfolio management team of Josef Lakonishok, Ph.D; Menno Vermeulen, CFA; Puneet Mansharamani, CFA; Greg Sleight; and Guy Lakonishok, CFA are jointly and primarily responsible for day-to-day management of LSV’s accounts. Dr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. Mr. Vermeulen, CFA, has served as a Portfolio Manager for LSV since 1995 and a Partner since 1998. Prior to joining LSV, he worked at ABP where he was responsible for the development and implementation of quantitative active investment strategies. Mr. Mansharamani, CFA, has served as a Partner and Portfolio Manager for LSV since 2006. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Prior to this experience, Mr. Mansharamani was a Systems Consultant for Maximations, Inc. Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014 and is part of LSV’s quantitative and implementation team, which is responsible for the day-to-day data management, portfolio implementation and ongoing enhancement of LSV’s model and systems. Mr. G. Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. Prior to joining LSV, Mr. Lakonishok was a Vice President in the Quantitative Equity group at BlackRock. Dr. J. Lakonishok, Mr. Vermeulen, Mr. Mansharamani, Mr. Sleight, and Mr. G. Lakonishok have all held their Fund responsibilities since January 2016.

Wellington Management Company LLP (Wellington) is an investment adviser located at 280 Congress Street, Boston, MA 02210. Tracing its roots to the founding of the Wellington Fund in 1928, the original Wellington Management Company was incorporated in 1933. The current Wellington Management Company LLP was established in 2014 and succeeded to the registration of the original firm on 1 January 2015. Wellington’s experience as investment manager of mutual funds and other relationships with third-party distributors began with the inception of the Wellington Fund in 1928 and has grown since then to include 463 subadvised portfolios with clients around the globe, totaling over US$1.25 trillion in assets under management as of March 31, 2024. Wellington has held its Fund responsibilities since June 2024.

Gregory J. Garabedian has primary responsibility for the day-to-day portfolio management of Wellington's share of the Fund's assets. He is assisted by other members of Wellington’s SMID Opportunistic Value investment team. Mr. Garabedian is a Partner of Wellington and is an equity portfolio manager on the Opportunistic Value team. He manages equity assets on behalf of our clients, drawing on research from Wellington’s global industry analysts, equity portfolio managers, and team analysts. He currently manages a suite of smid cap and midcap value approaches, and works in our Radnor, Pennsylvania office. Prior to joining Wellington in 2006, Greg worked as an equity research analyst at Gabelli and Company (2005 – 2006). Before that, he worked as a forensic accountant at PricewaterhouseCoopers (1997 – 2003). Greg earned his MBA in finance from the University of Pennsylvania (Wharton, 2005) and his BS in accounting from Villanova University (1997). Mr. Garabedian has held his Fund responsibilities since June 2024.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this supplement for future reference.

This Supplement is dated May 21, 2024.

OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund (the Fund)

Supplement to the Fund’s Statement of Additional Information
dated July 31, 2023

The Board of Trustees of the Fund approved the appointment of Wellington Management Company LLP (“Wellington”) as a sub-advisor to the Fund. It is currently anticipated that Wellington will replace Cardinal Capital Management, L.L.C. as a sub-advisor to this Fund in early-to-mid-June 2024.

On or about early-to-mid-June 2024, in connection with the appointment of Wellington as a sub-advisor to the Fund, the following will replace the first paragraph in the section of the Fund’s Statement of Additional Information (SAI) entitled "Investment Manager and Other Service Providers – Sub-Advisors”:

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate American Century Investment Management, Inc. (“American Century”), Massachusetts Financial Services Company (“MFS”), Principal Global Investors, LLC (“Principal”), Peregrine Capital Management, LLC (“Peregrine”), Los Angeles Capital Management LLC (“Los Angeles Capital”), LSV Asset Management (“LSV”), Wellington Management Company LLP (“Wellington”), Acadian Asset Management LLC (“Acadian”), Baillie Gifford Overseas Limited (“Baillie Gifford”), Pacific Investment Management Company LLC (“PIMCO”), and Great Lakes Advisors, LLC (“Great Lakes”) (referred to individually as a “Sub-advisor” and collectively as the “Sub-advisors”) to:
(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
(iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about early-to-mid-June 2024, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Value Fund – Cardinal”:

Optimum Small-Mid Cap Value Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance- Based-Fees	Total Assets in Accounts with Performance- Based Fees
Wellington*
Gregory J. Garabedian
Registered Investment Companies	8	$3,336,589,083	0	$0
Other Pooled Investment Vehicles	3	$241,507,541	0	$0

Other Accounts	3	$299,364,448	0	$0
*The information for Wellington’s portfolio manager is as of March 31, 2024.

In addition, on or about early-to-mid-June 2024, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – B. Description of Material Conflicts of Interest – Optimum Small-Mid Cap Value Fund – Cardinal”:

Wellington Management Company LLP

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

In addition, on or about early-to-mid-June 2024, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – C. Compensation Structure – Optimum Small-Mid Cap Value Fund – Cardinal”:

Wellington Management Company LLP

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Manager on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of March 31, 2024.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the Russell 2500 Value index over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his contribution to Wellington Management’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garabedian is a Partner.

In addition, on or about early-to-mid-June 2024, the following will replace the information in the section of the Fund’s SAI entitled, "Appendix B – Proxy Voting Policies and Procedures – Cardinal”:

Wellington Management Company LLP

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Seeks to vote proxies in the best financial interests of the clients for which we are voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Please keep this supplement for future reference.

This Supplement is dated May 21, 2024.